Exhibit 99.1

Stardust Power Expands U.S. Lithium Feedstock Pipeline for Muskogee Refinery

GREENWICH, Conn. – April 13, 2026 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”), an American developer of battery-grade lithium carbonate, announced today that it has entered into a Letter of Intent (“LOI”) with a strategic counterparty for the supply of up to 15,000 metric tons per annum of lithium carbonate equivalent (“LCE”) in the form of lithium chloride. This potential supply represents a key step in securing U.S.-based feedstock for the Company’s Muskogee, Oklahoma refinery as it advances toward construction.

The LOI relates to a lithium brine project in California and reflects continued progress in expanding the Company’s domestic feedstock pipeline. Initial deliveries are contemplated beginning in the first half of 2028, with feedstock delivered to the Company’s Oklahoma facility. The agreement would give the right to Stardust Power to purchase additional volumes at its discretion.

This LOI follows Stardust Power’s strategy to secure diversified, scalable lithium chloride supply to support its refining operations. As the Company advances toward construction, establishing a reliable and flexible feedstock base remains a core component of its commercial and operational strategy.

With multiple feedstock arrangements now in place and underway, Stardust Power continues to strengthen its supply pipeline alongside key project development milestones. This integrated approach is intended to support long-term operational readiness and position the Company to meet anticipated demand for domestically refined battery-grade lithium carbonate.

Stardust Power continues to advance development of its Muskogee lithium refinery, supported by completion of the Front-End Loading 3 (FEL-3) engineering study and receipt of its air quality construction permit, positioning the project to move toward construction and commissioning. With proximity to the Port of Muskogee’s Free Trade Zone and established road, rail, and water access, the refinery is designed to deliver scalable refining capacity in support of the growing U.S. energy storage market and energy security.

“Securing American sourced lithium chloride aligned with our phased ramp-up reflects the strength of our hub and spoke strategy,” said Roshan Pujari, Founder and Chief Executive Officer of Stardust Power. “Our focus is on aggregating reliable U.S. based feedstock with scalable refining infrastructure in Oklahoma. As the market continues to evolve to upstream lithium chloride production, we are well positioned to build an American lithium supply chain.”

The LOI is non-binding and subject to further due diligence and the execution of a definitive agreement, which there is no certainty of execution. More details, including the name and location of the project, will be released upon the execution of the definitive agreement or as agreed by both parties.

About Stardust Power Inc.

Stardust Power is a developer of battery-grade lithium carbonate designed to bolster America’s energy security through resilient supply chains. The Company is building a strategically located lithium refinery in Muskogee, Oklahoma, with the capacity to produce up to 50,000 metric tons of battery-grade lithium carbonate annually. Committed to sustainability at every stage, Stardust Power trades on Nasdaq under the ticker “SDST.”

For more information, visit www.stardust-power.com

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, objectives, goals, prospects, financial results or strategies regarding us and the future held by our management team and the products and markets, future events, future financial condition, expected future revenues or performance, financing needs, our ability to continue as a going concern, business trends and market opportunities of our business, as well as statements regarding the expected capital expenditures, risks, production level, produced lithium quality, project design, feedstock supply, financing arrangements, final investment decision, development, construction, permits and related timelines with respect to the Company’s Muskogee lithium refinery. These forward-looking statements are based on management’s current beliefs and assumptions, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may be identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical fact, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon beliefs, assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these beliefs and judgments are reasonable, but these statements are not guarantees of any future events, financial results or outcomes, or the timing of such. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events, results, outcomes and circumstances, and the timing thereof, are difficult or impossible to predict and may differ from our beliefs, assumptions or predictions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including the ability of Stardust Power to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Stardust Power to grow and manage growth profitably, maintain key relationships and retain its management and key employees; risks related to the price of Stardust Power’s securities, including volatility resulting from recent sales of securities, issuance of debt, and exercise of warrants, changes in the competitive and highly regulated industries in which Stardust Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting Stardust Power’s business and changes in the combined capital structure; the regulatory environment and our ability to obtain necessary permits and other governmental approvals for our operation; Stardust Power’s need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; worldwide growth in the adoption and use of lithium products; the Company’s ability to enter into and realize the anticipated benefits of offtake and license and other commercial agreements; risks related to the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; the substantial doubt regarding the Company’s ability to continue as a going concern and the need to raise capital in the near term in order to maintain the Company’s operations; the Company’s continued listing on the Nasdaq; [1] and those factors described or referenced in the Company’s filings with the SEC, including the Company’s Registration Statement on Form S-1 filed with the SEC on February 12, 2026 and Annual Report on Form 10-K for the year ended December 31, 2025, which is expected to be filed with the SEC [by][on or about?] March 25, 2026. The foregoing list of factors is not exhaustive. If any of these risks materialize or our assumptions prove incorrect, actual results, outcomes, performance or achievements, or the timing of such results, outcomes, performance or achievements could differ materially from those expressed or implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results, outcomes, performance or achievements, or the timing of such results, outcomes, performance or achievements to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.